                         SUBSEQUENT TRANSFER INSTRUMENT


                  Pursuant to this Subsequent Transfer Instrument, dated August 17, 1999 (the "Instrument"), between Chase Funding, Inc., as seller (the "Depositor"), and Citibank, N.A., as trustee of the Chase Funding, Mortgage Loan Asset Backed Certificates, Series 1999-2, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Advanta Mortgage Corp. USA, as subservicer (the "Subservicer"), Chase Manhattan Mortgage Corporation, as master servicer, and the Trustee as trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

                  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  Section 1.        Conveyance of Subsequent Mortgage Loans.

                  (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however, that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Instrument, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached hereto as Exhibit B shall be absolute and is intended by the Depositor, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

                  (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and the Master Servicer as seller, to the extent of the Subsequent Mortgage Loans, a copy of which agreement is annexed hereto as Attachment G.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.        Representations and Warranties; Conditions
                                    Precedent.

                  (a) The Depositor hereby confirms that each of the conditions precedent and the representations and warranties set forth in Sections 2.03 and
2.10 of the Pooling and Servicing Agreement are satisfied as of the date hereof with respect to the Subsequent Mortgage Loans.

                  (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

                  Section 3.        Recordation of Instrument.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.        Governing Law.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.        Counterparts.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                  Section 6.        Successors and Assigns.

                  This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.

                            CHASE FUNDING, INC.


                            By:
                               --------------------------------------------
                            Name:
                            Title:


                            CITIBANK, N.A.,
                            as Trustee for Chase Funding Mortgage Loan Asset Backed Certificates, Series 1999-2


                            By:
                               --------------------------------------------
                            Name:
                            Title:

                  Advanta Mortgage Corp. USA hereby acknowledges that, in its capacity as Subservicer under the Pooling and Servicing Agreement, it shall service the Mortgage Loans in the Mortgage Pool, including the Subsequent Mortgage Loans transferred by this instrument, all in accordance with the Pooling and Servicing Agreement.

                              ADVANTA MORTGAGE CORP. USA,


                              By:
                                --------------------------------------------
                              Name:
                              Title:

Attachments
-----------

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Depositor's Officer's certificate.
D.       Opinions of Depositor's counsel (bankruptcy, corporate).
E.       Trustee's Certificate.
F.       Opinion of Trustee's Counsel.
G.       Subsequent Mortgage Loan Purchase Agreement.

                                  ATTACHMENT A

                            ADDITIONAL TERMS OF SALE


         A.      General

                  1.       Subsequent Cut-off Date: August 1, 1999
                  2.       Subsequent Transfer Date: August 17, 1999
                  3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the
                           Subsequent Cut-off Date:  $144,987,605.00
                  4.       Purchase Price:  100.00%

         B. The following representations and warranties with respect to each Subsequent Mortgage Loan determined as of the Subsequent Cut-off Date shall be true and correct: (i) the Subsequent Mortgage Loan may not be 30 or more days delinquent as of the related Subsequent Cut-off Date (except with respect to 1.5% of the Subsequent Mortgage Loans, by aggregate principal balance as of the related Subsequent Cut-off Date, which may be 30 or more days delinquent but less than 60 days delinquent as of the related Cut-off Date); (ii) the stated term to maturity of the Subsequent Mortgage Loan will not be less than 120 months and will not exceed 360 months; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 95.0%; (v) the Subsequent Mortgage Loans will have as of the Subsequent Cut-off Date, a weighted average term since origination not in excess of 6 months; (vi) the Subsequent Mortgage Loan must have a first Monthly Payment due on or before October 1, 1999; and (vii) the Subsequent Mortgage Loan shall be underwritten in accordance with the criteria set forth under the section "Chase Manhattan Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.

         C. Following the purchase of the Subsequent Mortgage Loans by the Trust Fund, the Mortgage Loans (including the related Subsequent Mortgage Loans) will as of the Subsequent Cut-off Date not be materially inconsistent with the Initial Mortgage Loans. Notwithstanding the foregoing, any Subsequent Mortgage Loan may be rejected by either Rating Agency if the inclusion of such Subsequent Mortgage Loan would adversely affect the ratings on any class of Offered Certificates.

                                  ATTACHMENT B
                      SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                            [Intentionally Omitted]

                                  ATTACHMENT C

                       DEPOSITOR'S OFFICER'S CERTIFICATE

                               CHASE FUNDING, INC.
                              OFFICER'S CERTIFICATE
                              ---------------------

                  I, Eileen A. Lindblom, the Vice President of CHASE FUNDING, INC., a New York corporation (the "Corporation"), DO HEREBY CERTIFY as of the date of this Certificate, that:

                  1. Attached hereto as Exhibit I is a true and complete copy of Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and attached hereto as Exhibit II are the Bylaws of the Corporation as in effect on the date hereof.

                  2. Attached hereto as Exhibit III are true and complete copies of the resolutions of the Corporation adopted by unanimous written consent of the Board of Directors of the Corporation.

                  3. (a) The Certificate of Incorporation of the Corporation attached hereto as Exhibit I has not been further amended, (b) the Bylaws of the Corporation attached hereto as Exhibit II have not been amended or modified in any respect, (c) the resolutions annexed hereto as Exhibit III have not been amended, modified or rescinded, (d) all of the foregoing are in full force and effect on the date hereof, and (e) the Board of Directors of the Corporation is properly constituted in accordance with the provisions of the Certificate of Incorporation.

                  4. Each person named in Exhibit IV hereto is a duly elected, qualified and incumbent officer of the Corporation holding the office or offices set forth after his or her name and the signature set forth opposite his or her name on such Exhibit IV is that person's genuine signature.

                  5. The Corporation is in good standing (including the payment of all franchise taxes and the filing of required reports) under the laws of the State of New York.

                  6. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Corporation are pending or contemplated.

                  7. To the best of my knowledge there are no actions, suits, proceedings or investigations pending or threatened against the Corporation or any of its properties before any court or administrative agency.

                  8. Each of the obligations of the Depositor required to be performed by it on or prior to the Subsequent Transfer Date pursuant to the terms of the Pooling and Servicing Agreement (the "Agreement") have been duly performed and complied with and all of the representations and warranties of the Depositor under the Agreement are true and correct as of the Subsequent Transfer Date and no event has occurred which, with notice or the passage of time, would constitute a default under the Agreement.

                  9. With respect to its purchase of the Subsequent Mortgage Loans pursuant to the Subsequent Mortgage Loan Purchase Agreement dated as of August 17, 1999 (the "Subsequent Mortgage Loan Purchase Agreement") and its transfer of the Subsequent Mortgage Loans pursuant to the Subsequent Transfer Instrument dated as of August 17, 1999 (the "Subsequent Transfer Instrument") and the transactions contemplated by the Agreement, the Depositor has complied in all material respects with all the agreements by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Subsequent Transfer Date other than those which have been waived pursuant to the terms of the Agreement.

                  10. Any necessary consents, approvals, authorizations or order of any court or governmental agency or body, which are required for the execution, delivery and performance by the Depositor of or compliance by the Depositor with the Agreement, purchase of the Subsequent Mortgage Loans pursuant to the Subsequent Mortgage Loan Purchase Agreement, the sale of the Subsequent Mortgage Loans as evidenced by the Subsequent Transfer Instrument, or the consummation of the transactions contemplated by the Agreement, have been obtained. The Agreement, the Subsequent Mortgage Loan Purchase Agreement, the Subsequent Transfer Instrument and all related agreements have been authorized by the Board of Directors of the Depositor, such authorization being reflected in the Unanimous Written Consent of that Board dated as of June 1, 1999 and shall be maintained from the date of their execution as records of the Depositor. The Agreement, the Subsequent Mortgage Loan Purchase Agreement, the Subsequent Transfer Instrument and related agreements are and will be from the time of their execution official records of the Depositor.

                  11. Each condition precedent specified in Section 2.10 of the Agreement and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Depositor.

                  Capitalized terms not defined herein have the meanings set forth in the Agreement.

                  IN WITNESS WHEREOF, this Certificate is executed this 17th day of August, 1999.

                                           CHASE FUNDING, INC.


                                           -----------------------------------
                                           Name:    Eileen Lindblom
                                           Title:   Vice President

                                    EXHIBIT I
                                       TO
                              OFFICER'S CERTIFICATE
                             OF CHASE FUNDING, INC.
                             ----------------------


                          CERTIFICATE OF INCORPORATION

                             [Intentionally Omitted]

                                   EXHIBIT II
                                       TO
                              OFFICER'S CERTIFICATE
                             OF CHASE FUNDING, INC.
                             ----------------------

                                     BY-LAWS

                             [Intentionally Omitted]

                                   EXHIBIT III
                                       TO
                              OFFICER'S CERTIFICATE
                             OF CHASE FUNDING, INC.
                             ----------------------


                                   RESOLUTIONS

                             [Intentionally Omitted]

                                   EXHIBIT IV
                                       TO
                              OFFICER'S CERTIFICATE
                             OF CHASE FUNDING, INC.
                             ----------------------

                         INCUMBENCY OF SIGNING OFFICERS
                         ------------------------------


                            [Intentionally Omitted]

                                  ATTACHMENT D

            OPINIONS OF DEPOSITOR'S COUNSEL (BANKRUPTCY, CORPORATE)

Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
Chase Manhattan Mortgage Corporation
Chase Funding, Inc.
Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated

August 17, 1999

Citibank, N.A.                              Chase Securities Inc.
111 Wall Street                             270 Park Avenue
New York, New York 10043                    New York, New York 10017

Moody's Investors Service                   Chase Manhattan Mortgage
99 Church Street                            343 Thornall Street
New York, New York  10007                   Edison, New Jersey  08837

Fitch IBCA, Inc.                            Chase Funding, Inc.
One State Street Plaza                      300 Tice Boulevard, 3rd Floor North
New York, New York  10007                   Woodcliff Lake, New Jersey  07675

Lehman Brothers Inc.                        Prudential Securities Incorporated
200 Vesey Street, 12th Floor                One New York Plaza, 14th Floor
New York, New York 10285                    New York, New York 10292


Re:      Chase Funding Mortgage Loan Asset-Backed
         Certificates, Series 1999-2 Mortgage Loan Subsequent Transfer
         -------------------------------------------------------------


Ladies and Gentlemen:

We have acted as counsel for Chase Manhattan Mortgage Corporation ("CMMC") and Chase Funding, Inc. (the "Company"), in connection with the transfer of approximately $144,987,605.00 in aggregate principal amount of mortgage loans (the "Subsequent Mortgage Loans") by the Company to Citibank, N.A., as trustee (the "Trustee") pursuant to a subsequent transfer instrument dated August 17, 1999 (the "Subsequent Transfer Instrument") and the deposit of the Subsequent Mortgage Loans into a trust fund (the "Trust Fund") pursuant to a pooling and servicing agreement dated as of June 1, 1999 among the Company, Advanta Mortgage Corp. U.S.A., as subservicer, CMMC, as master servicer, and the Trustee, as trustee (the "Pooling and Servicing Agreement"). The Subsequent Mortgage Loans were purchased from CMMC by the Company pursuant to a subsequent mortgage loan purchase agreement dated as of August 17, 1999 (the "Subsequent Mortgage Loan Purchase Agreement"). The Trust Fund is evidenced by Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates"), evidencing interests in a pool of Mortgage Loans secured by first liens on one-to-four-family residential properties and certain other property conveyed by the Company to the

Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
Chase Manhattan Mortgage Corporation
Chase Funding, Inc.
Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
August 17, 1999
Page 2

Trustee. Each capitalized term used and not otherwise defined herein has the meaning set forth in the Pooling and Servicing Agreement.

In connection with the foregoing, we have made such legal and factual examinations and inquiries as we have deemed necessary or advisable for the purpose of rendering the opinions expressed herein, including but not limited to examination of the following:

1.       the Subsequent Mortgage Loan Purchase Agreement;

2.       the Subsequent Transfer Instrument;

3.       the Pooling and Servicing Agreement;

4. a Certificate of CMMC, dated the date hereof ("CMMC's Officer's Certificate"), a copy of which is attached hereto with respect to certain factual matters related to the transfer of the Subsequent Mortgage Loans pursuant to the Subsequent Mortgage Loan Purchase Agreement and the transactions involving CMMC contemplated by the Pooling and Servicing Agreement;

5. a Certificate of the Company, dated the date hereof (the "Company's Officer's Certificate"), a copy of which is attached hereto with respect to certain factual matters related to the transfer of the Subsequent Mortgage Loans pursuant to the Pooling and Servicing Agreement and the transactions involving the Company contemplated by the Pooling and Servicing Agreement;

6. the other documents, certificates, letters and opinions being delivered in connection with the closing of the transactions contemplated by the Pooling and Servicing Agreement; and

7. such other documents as we have deemed appropriate in order to reach the opinions contained herein.

Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
Chase Manhattan Mortgage Corporation
Chase Funding, Inc.
Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
August 17, 1999
Page 3

In rendering the opinion set forth below, we have made no independent investigation of the facts referred to herein and have relied exclusively as to factual matters upon the truth of representations included in the Subsequent Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement and the other documents, certificates, letters and opinions delivered at the closing on the transactions contemplated by the Subsequent Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement. In particular, we have assumed, without independent investigation, the accuracy of the statements contained in CMMC's Officer's Certificate and the Company's Officer's Certificate.

The opinions set forth below are limited to Title 11 of the United States Code (the "Bankruptcy Code"). We express no opinion with respect to the ability of any person to obtain a temporary restraining order, or other temporary relief, prohibiting or limiting the ability of any person or entity to obtain any property of CMMC or the Company or any property held by CMMC or the Company prior to a final judicial resolution of an assertion that the automatic stay provisions of Section 362 of the Bankruptcy Code preclude such action. We also direct your attention to the fact that we are not aware of any judicial precedent or statute which directly controls the question of whether (i) the transfer of the Subsequent Mortgage Loans by CMMC to the Company under the Subsequent Mortgage Loan Purchase Agreement or (ii) the transfer of the Subsequent Mortgage Loans by the Company to the Trustee under the Pooling and Servicing Agreement constitutes a true sale of the Subsequent Mortgage Loans as opposed to a financing thereof.

On the basis of the foregoing, we are of the opinion that (i) in the event of the insolvency or bankruptcy of CMMC, upon motion by a trustee in bankruptcy of CMMC, a creditor of CMMC or CMMC itself as debtor-in-possession under the Bankruptcy Code, a court would not characterize the transfer of the Subsequent Mortgage Loans by CMMC to the Company under the Subsequent Mortgage Loan Purchase Agreement as a loan secured by a pledge of the Subsequent Mortgage Loans rather than a sale of the Subsequent Mortgage Loans, or, as a result, hold that the Subsequent Mortgage Loans or any proceeds thereof constitute property of CMMC's estate under the Section 541 of the Bankruptcy Code or that the Subsequent Mortgage Loans or any proceeds thereof are subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code and (ii) in the event of the insolvency or bankruptcy of the Company, upon

Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
Chase Manhattan Mortgage Corporation
Chase Funding, Inc.
Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
August 17, 1999
Page 4

motion by a trustee in bankruptcy of the Company, a creditor of the Company or the Company itself as debtor-in-possession under the Bankruptcy Code, a court would not characterize the transfer of the Subsequent Mortgage Loans by the Company to the Trustee under the Subsequent Transfer Instrument and the Pooling and Servicing Agreement as a loan secured by a pledge of the Subsequent Mortgage Loans rather than a sale of the Subsequent Mortgage Loans, or, as a result, hold that the Subsequent Mortgage Loans or any proceeds thereof constitute property of the Company's estate under the Section 541 of the Bankruptcy Code or that the Subsequent Mortgage Loans or any proceeds thereof are subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code.

In rendering the opinions expressed above, we express no opinion herein as to the effect of the laws of any jurisdiction other than the federal laws of the United States of America.

The opinion set forth above is expressed solely for the benefit of the addressees and may not be relied upon by any other person or entity without our prior written consent.

Very truly yours,

Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
Chase Funding, Inc.
Chase Manhattan Mortgage Corporation
Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
August 17, 1999
Page 1

August 17, 1999


Chase Securities Inc.                      Chase Funding, Inc.
270 Park Avenue                            300 Tice Boulevard, 3rd Floor North
New York, New York 10017                   Woodcliff Lake, New Jersey  07675

Lehman Brothers Inc.                       Citibank, N.A.
12th Floor                                 111 Wall Street
200 Vesey Street                           New York, New York  10043
New York, New York 10285
                                           Moody's Investors Service
Prudential Securities Incorporated         99 Church Street
One New York Plaza, 14th Floor             New York, New York  10007
New York, New York 10292
                                           Fitch IBCA, Inc.
Chase Manhattan Mortgage Corporation       1 State Street Plaza
343 Thornall Street                        New York, New York  10004
Edison, New Jersey 08837



Re: Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2 Mortgage Loan Subsequent Transfer


Ladies and Gentlemen:

We have acted as counsel for Chase Manhattan Mortgage Corporation ("CMMC") and Chase Funding, Inc. (the "Company"), in connection with the transfer of approximately $144,987,605.00 in aggregate principal amount of mortgage loans (the "Subsequent Mortgage Loans") by the Company to Citibank, N.A., as trustee (the "Trustee") pursuant to a subsequent transfer instrument dated August 17, 1999 (the "Subsequent Transfer Instrument") and the deposit of the Subsequent Mortgage Loans into a trust fund (the "Trust Fund") pursuant to a pooling and servicing agreement dated as of June 1, 1999 among the Company, Advanta Mortgage Corp. U.S.A., as subservicer, CMMC, as master servicer, and the Trustee, as trustee (the "Pooling and Servicing Agreement"). The Subsequent Mortgage Loans were purchased from CMMC by the Company pursuant to a subsequent mortgage

Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
Chase Funding, Inc.
Chase Manhattan Mortgage Corporation
Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
August 17, 1999
Page 2

loan purchase agreement dated as of August 17, 1999 (the "Subsequent Mortgage Loan Purchase Agreement"). The Trust Fund is evidenced by Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates"), evidencing interests in a pool of Mortgage Loans secured by first liens on one-to-four-family residential properties and certain other property conveyed by the Company to the Trustee. Each capitalized term used and not otherwise defined herein has the meaning set forth in the Pooling and Servicing Agreement.

We have examined the originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Company and CMMC and all such agreements, certificates of public officials, certificates of officers or representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, (i) the Restated Certificate of Incorporation of the Company; (ii) the By-Laws of the Company; (iii) copies of certain unanimous consents adopted by the Board of Directors of the Company authorizing the issuance and sale of the Certificates and purchase of the Subsequent Mortgage Loans; (iv) the Certificate of Incorporation of CMMC; (v) the By-Laws of CMMC; (vi) copies of certain unanimous consents adopted by the Board of Directors of CMMC authorizing the entry by CMMC into the Subsequent Mortgage Loan Purchase Agreement; (vii) the Pooling and Servicing Agreement; (viii) the Subsequent Mortgage Loan Purchase Agreement;
(ix) the Subsequent Transfer Instrument; (x) certificates of the Company relating to the sale of the Subsequent Mortgage Loans; and (xi) certificates of the Trustee relating to delivery of the Mortgage Notes underlying the Subsequent Mortgage Loans.

In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity of all documents submitted to us as certified or photostatic copies to the original documents and the authenticity of such documents. We have assumed that any documents executed by any party other than the Company and CMMC are the legal, valid and binding obligation of such party. As to any facts material to the opinions expressed herein that we did not establish independently or verify, we have relied upon the truth, accuracy and completeness of the statements and

Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
Chase Funding, Inc.
Chase Manhattan Mortgage Corporation
Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
August 17, 1999
Page 3

representations of the Company and CMMC, their officers and other representatives, the Trustee and others. Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. Whenever the phrase "to the best of our knowledge" or "of which we are aware" is used herein, it refers in each case to the actual knowledge of the attorneys of this firm involved in the representation of the Company and CMMC in this transaction.

We express no opinion as to the effect of the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

Based upon and subject to the foregoing, we are of the opinion that:

         (i) The Company is a corporation validly existing and in good standing under the laws of the State of New York.

         (ii) The Subsequent Mortgage Loan Purchase Agreement and the Subsequent Transfer Instrument (collectively, the "Agreements") have been duly authorized, executed and delivered by the Company, and are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except that such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to the application of the rules of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), including those respecting the availability of specific performance.

         (iii) The execution and delivery of the Agreements are within the corporate power of the Company and has been duly authorized by all necessary corporate action on the part of the Company; and to the best of our knowledge, neither the execution and delivery of such Agreements, nor the consummation of the transactions contemplated in the Agreements nor the fulfillment of the terms thereof, will conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company

Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
Chase Funding, Inc.
Chase Manhattan Mortgage Corporation
Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
August 17, 1999
Page 4

pursuant to, any contract, indenture, mortgage, or other instrument to which the Company is a party or by which it may be bound of which we are aware, other than the lien or liens created by the Agreements or the Pooling and Servicing Agreement, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company.

         (iv) To the best of our knowledge, the execution, delivery and performance by the Company of the Agreements does not require the consent or the approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been affected.

         (v) To the best of our knowledge, there is no action, suit or proceeding of which we are aware before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against the Company which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Certificates or either of the Agreements, or which is required to be disclosed in any filing under the 1933 Act.

         (vi) CMMC is validly existing as a corporation in good standing under the laws of the State of New Jersey.

         (vii) The Subsequent Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by CMMC and constitutes a valid and binding obligation of CMMC enforceable against CMMC in accordance with its respective terms, except that such enforceability thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to the application of the rules of equity, (regardless whether enforcement is sought in a proceeding in equity or at law) including those respecting the availability of specific performance.

         (viii) The execution and delivery by CMMC of the Subsequent Mortgage Loan Purchase Agreement are within the corporate power of CMMC and has been duly authorized

Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
Chase Funding, Inc.
Chase Manhattan Mortgage Corporation
Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
August 17, 1999
Page 5

by all necessary corporate action on the part of CMMC; and, to the best of our knowledge, neither the execution and delivery of such agreement, nor the consummation of the transactions provided for therein, nor the fulfilment of the terms thereof, will conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of CMMC pursuant to, any contract, indenture, mortgage, loan agreement, note, lease, deed of trust, or other instrument to which CMMC is a party or by which it may be bound of which we are aware, other than the lien or liens created by the Agreements or the Pooling and Servicing Agreement, nor will such action result in any violation of the provisions of the charter or by-laws of CMMC.

         (ix) To the best of our knowledge, the execution, delivery and performance by CMMC of the Subsequent Mortgage Loan Purchase Agreement does not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

         (x) To the best of our knowledge, there is no action, suit or proceeding of which we are aware before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against CMMC which might materially and adversely affect the performance by CMMC under, or the validity or enforceability of, the Subsequent Mortgage Loan Purchase Agreement.

You may rely on our opinions addressed to Moody's Investors Service and Fitch IBCA, Inc., delivered contemporaneously herewith as if such opinions were addressed to you.

Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
Chase Funding, Inc.
Chase Manhattan Mortgage Corporation
Citibank, N.A.
Moody's Investors Service
Fitch IBCA, Inc.
August 17, 1999
Page 6

This opinion is furnished by us as counsel for the Company and CMMC in connection with the transfer of the Subsequent Mortgage Loans occurring on the date hereof and is solely for the benefit of the addressees hereto, and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our express written permission.

Very truly yours,

                                  ATTACHMENT E

                             TRUSTEE'S CERTIFICATE

                              TRUSTEE'S CERTIFICATE


                  Citibank, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") among Chase Funding, Inc. (the "Company"), Advanta Mortgage Corp. USA, the Trustee and Chase Manhattan Mortgage Corporation, hereby certifies that, with regard to the transfer, pursuant to a subsequent transfer instrument dated as of August 17, 1999 (the "Subsequent Transfer Instrument"), of certain mortgage loans listed on the schedule attached to the Subsequent Transfer Instrument ("the Subsequent Mortgage Loans"), except as noted in the Exception Report:

                  1. The Trustee took the Mortgage Notes in good faith for value and without notice or knowledge (i) of any adverse claims, liens or encumbrances, (ii) that any Mortgage Note was overdue or had been dishonored or subject to any security interest or other right or interest therein, or (iii) of any defense against or claim to the Mortgage Notes on the part of any entity;

                  2. The Trustee or its agent received actual possession of the Mortgage Notes; and

                  3. The Trustee took possession of the Mortgage Notes in the ordinary course of its business.

                  Capitalized words used herein shall have the respective meanings assigned to them in the Agreement.


                                     CITIBANK, N.A.,
                                     as Trustee


                                     By:   ________________________________
                                     Name:
                                     Title:


Dated: August 17, 1999

                                  ATTACHMENT F

                          OPINION OF TRUSTEE'S COUNSEL

August 17, 1999


                               [Form of Opinion]



The Parties Listed on Annex A Hereto


                  Re:      Chase Funding Trust, Series 1999-2
                           ----------------------------------

Ladies and Gentlemen:

This opinion is rendered to you by the undersigned, as a Senior Attorney of Citibank, N.A. ("Citibank"). I have acted as counsel for Citibank, acting as trustee (the "Trustee"), in connection with the Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), among Chase Funding, Inc. (the "Depositor"), Chase Manhattan Mortgage Corporation (the "Master Servicer"), Advanta Mortgage Corp. USA (the "Subservicer"), and the Trustee with respect to Chase Funding Trust's Mortgage Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates").

I have examined a copy of the Pooling and Servicing Agreement, and copies certified or otherwise identified to my satisfaction of such corporate documents and records of the Trustee, certificates of public officials and other documents and instruments as I have deemed appropriate or necessary for purposes of this opinion.

Based on the foregoing, I am of the opinion that:

1. The Trustee is a national banking association validly existing in good standing under the federal laws of the United States of America, with the requisite power and authority to execute and deliver the Pooling and Servicing Agreement and perform its obligations under the Pooling and Servicing Agreement.

2. To the best of my knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body which, if adversely determined, would have a material adverse effect upon the ability of the Trustee to perform its obligations under the Pooling and Servicing Agreement.

The opinions expressed herein are limited to the federal laws of the United States of America and the laws of the State of New York.

This opinion is given to you for your sole benefit and no other person or entity is entitled to rely hereon with out my express written consent.

Very truly yours,

                                     ANNEX A



Chase Manhattan Mortgage Corporation          Moody's Investors Service, Inc.
343 Thornall Street                           99 Church Street
Edison, New Jersey 08837                      New York, New York  10007

Chase Funding, Inc.                           Fitch IBCA, Inc.
300 Tice Boulevard                            One State Street Plaza
Woodcliff Lake, New Jersey 07675              New York, New York 10004

Citibank, N.A.
111 Wall Street
New York, New York 10043

                                  ATTACHMENT G

                  SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

                               CHASE FUNDING, INC.

                                    PURCHASER


                      CHASE MANHATTAN MORTGAGE CORPORATION

                              MORTGAGE LOAN SELLER


                   SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT
                           Dated as of August 17, 1999

                          $144,987,605.00 (Approximate)



             CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 1999-2

                  Subsequent Mortgage Loan Purchase Agreement (the "Agreement"), dated as of August 17, 1999, between as Chase Funding, Inc., as purchaser (the "Purchaser") and Chase Manhattan Mortgage Corporation, as seller (the "Mortgage Loan Seller").

                  The Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed in Exhibit A hereto (the "Subsequent Mortgage Loans") as described herein on August 17, 1999 (the "Subsequent Transfer Date"). The Purchaser, a New York corporation with its principal place of business in Woodcliff Lake, New Jersey, is a wholly-owned limited-purpose subsidiary of The Chase Manhattan Mortgage Corporation, a New Jersey corporation. The Purchaser intends to deposit the Subsequent Mortgage Loans into a trust fund (the "Trust Fund") evidenced by Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of June 1, 1999 (the "Cut-Off Date") among the Purchaser, Chase Manhattan Mortgage Corporation, as master servicer (the "Master Servicer"), Advanta Mortgage Corp. USA, as Subservicer and Citibank, N.A., as trustee (the "Trustee"), (the "Pooling and Servicing Agreement").

                  The Certificates are described more fully in the related prospectus dated June 16, 1999, as supplemented by the Prospectus Supplement, dated June 16, 1999 (as supplemented, the "Prospectus").

                  All capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement. The following terms are defined as follows:

                  Subsequent Cut-Off Date:                    August 1, 1999

                  Subsequent Transfer Date:                   August 17, 1999

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:


                                    ARTICLE I
                SALE AND CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS

                  SECTION 1.01. Sale and Conveyance of Mortgage; Possession of Mortgage File. The Mortgage Loan Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all right, title, and interest of the Mortgage Loan Seller in and to the Subsequent Mortgage Loans and each of the documents and records maintained by the Mortgage Loan Seller with respect to the origination or servicing of a particular Subsequent Mortgage Loan (each, a "Mortgage File") including all principal and interest due on or with respect to the Subsequent Mortgage Loans after the Subsequent Cut-off Date. All documents relating to the Subsequent Mortgage Loans not delivered to the Purchaser are and shall be held in trust by the

Mortgage Loan Seller for the benefit of the Purchaser as the owner thereof or the Purchaser's assignee or designee and the Mortgage Loan Seller's possession of the contents of each such document so retained is at the will of the Purchaser or the Purchaser's assignee or designee and such retention and possession by the Mortgage Loan Seller is in a custodial capacity only. Upon sale of the Subsequent Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the contents of the related Mortgage File will be vested in the Purchaser and the ownership of all records and documents with respect to the related Subsequent Mortgage Loan prepared by or which come into the possession of the Mortgage Loan Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Mortgage Loan Seller at the will of the Purchaser in such custodial capacity only. The Mortgage Loan Seller's records will accurately reflect the sale of each Subsequent Mortgage Loan to the Purchaser. The Mortgage Loan Seller shall release its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser or the Purchaser's assignee or designee, except that where such release is required as incidental to a repurchase of any such Subsequent Mortgage Loan pursuant to Section 1.04 or 2.02, such written instructions shall not be required. The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File will be vested in the Trustee, as assignee of the Purchaser. The Mortgage Loan Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest therein. The Mortgage Loan Seller shall respond to any third party inquiries with respect to ownership of the Subsequent Mortgage Loans by stating that such ownership is held by the Trustee and the Certificateholders.

                  SECTION 1.02. Books and Records. From and after the sale of the Subsequent Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Purchaser or its assignee in accordance with this Agreement. All rights arising out of the Subsequent Mortgage Loans, including, but not limited to, all funds received on or in connection with a Subsequent Mortgage Loan, shall be received and held by the Mortgage Loan Seller in trust for the benefit of the Purchaser or its assignee as the owner of the Subsequent Mortgage Loans. The Mortgage Loan Seller shall be responsible for maintaining, and shall maintain, a set of records for each Subsequent Mortgage Loan which shall be clearly marked to reflect the ownership of each Subsequent Mortgage Loan by the Purchaser or its assignee pursuant to the Pooling and Servicing Agreement.

                  SECTION 1.03. Delivery of Subsequent Mortgage Loan Documents. The Mortgage Loan Seller has delivered or caused to be delivered to the Purchaser or its designee in accordance with the instructions of the Purchaser, each of the documents referred to in Section 2.01 of the Pooling and Servicing Agreement.

                  If, in connection with any Subsequent Mortgage Loan, the Mortgage Loan Seller cannot deliver the Mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, the Mortgage Loan Seller shall deliver or cause to be delivered to the Purchaser or its designee an Officer's Certificate, with a photocopy of such Mortgage attached thereto, stating that such Mortgage has been delivered to the appropriate public recording official for recordation. The Mortgage Loan Seller shall promptly deliver or cause to be delivered to the Purchaser or its designee such Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official. Notwithstanding the above, the Mortgage Loan Seller shall co-operate with the Master Servicer and use its best efforts to cause each original Mortgage with evidence of recording thereon to be delivered to the Purchaser or its designee upon receipt thereof from the public recording office.

                  SECTION 1.04. Review of Subsequent Mortgage Loans; Repurchase of Subsequent Mortgage Loans. The Purchaser or its designee shall review the documents delivered pursuant to Section 1.03 or Section 2.03 within 270 days after the Subsequent Transfer Date or the date of substitution, as the case may be, to ascertain that all required documents have been executed and received and that such documents relate to the mortgage loans identified on the Subsequent Mortgage Loan Schedule. If the Purchaser or its designee discovers that any document or documents constituting a part of a Mortgage File is missing or defective in any material respect, the Purchaser or its designee shall notify the Mortgage Loan Seller promptly (and in any event within no more than five Business Days). The Mortgage Loan Seller shall correct or cure any such omission or defect within 90 days from the date the Mortgage Loan Seller was notified of the omission or defect, and, if the Mortgage Loan Seller does not correct or cure each omission or defect within such period, the Mortgage Loan Seller shall repurchase such Subsequent Mortgage Loan at the Purchase Price within 90 days of the date the Mortgage Loan Seller was notified of such omission or defect. At the time of such repurchase, the Purchaser or the Trustee, as appropriate, shall, in exchange for a written receipt therefor, release documents in its possession relating to such Subsequent Mortgage Loan to the Mortgage Loan Seller.

                  The Mortgage Loan Seller shall repurchase all Subsequent Mortgage Loans to which an exception was taken in the Exception Report and confirmed to the Company by the Trustee unless such exception is cured to the satisfaction of the Purchaser within five Business Days of the date hereof (or such other period as is agreed by the Purchaser and the Trustee, but not more than 60 days). At the time of such repurchase, the Purchaser or the Trustee, as appropriate, shall, in exchange for a written receipt therefor, release documents in its possession relating to such Subsequent Mortgage Loan to the Mortgage Loan Seller.

                  SECTION 1.05. Treatment as a Security Agreement. The Mortgage Loan Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser all of the Mortgage Loan Seller's right, title and interest in and to the Subsequent Mortgage Loans. The parties intend that the conveyance of the Mortgage Loan Seller's right, title and interest in and to the Subsequent Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Mortgage Loan Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser a first priority security interest in all of the Mortgage

Loan Seller's right, title and interest in and to the Subsequent Mortgage Loans, all payments of principal or interest on such Subsequent Mortgage Loans, all other payments made in respect of such Subsequent Mortgage Loans, and all proceeds if any thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Purchaser may, to secure the Purchaser's own borrowings, repledge (i) all or any portion of the Subsequent Mortgage Loans pledged to the Purchaser and not released from the security interest of this Agreement at the time of such pledge and (ii) all proceeds, products and profits derived from such Subsequent Mortgage Loans, including, without limitation, to the extent of the Mortgage Loan Seller's interest therein, all moneys, goods, insurance proceeds and other tangible or intangible property received upon the liquidation or sale thereof or otherwise relating thereto. Such a repledge may be made by the Purchaser with or without a repledge by the Purchaser of its rights under this Agreement, and without further notice to or acknowledgment from the Mortgage Loan Seller. The Mortgage Loan Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies whether legal or equitable (including any right of set-off) against the Purchaser or any assignee of the Purchaser relating to such action by the Purchaser.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  SECTION 2.01. Representations and Warranties of the Mortgage Loan Seller. The Mortgage Loan Seller represents and warrants to the Purchaser that, as of the Subsequent Transfer Date, it has made the representations and warranties set forth in Section 3.02 of the Pooling and Servicing Agreement for the benefit of the Purchaser. Such representations and warranties are incorporated by reference in this Section 2.01, and the Purchaser may rely thereon as if such representations and warranties were fully set forth herein.

                  It is understood and agreed that the representations and warranties incorporated by reference in this Section 2.01 shall survive the sale of the Subsequent Mortgage Loans to the Purchaser and the sale and delivery of the Subsequent Mortgage Loans to the Trust Fund, and shall continue so long as any Class A, Class M or Class B Certificate shall remain outstanding or until the Pooling and Servicing Agreement shall have been terminated as therein provided, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Mortgage File.

                  The Mortgage Loan Seller acknowledges that, pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Subsequent Mortgage Loans and its right to exercise the remedies created by Sections 1.04 and 2.02 hereof to the Trustee for the benefit of the Certificateholders. The Mortgage Loan Seller agrees that, upon such assignment to the Trustee, the Trustee may enforce directly, without joinder of the Purchaser, the repurchase obligations of the Mortgage Loan Seller set forth in Sections 1.04 and 2.02 hereof with respect to breaches of the representations and warranties set forth in Section 2.03 of the Pooling and Servicing Agreement, or with respect to documentary defects or omissions set forth in Section 2.02 of the Pooling and Servicing Agreement.

                  SECTION 2.02. Breach of Representations and Warranties; Repurchase of Subsequent Mortgage Loans. Upon discovery by the Mortgage Loan Seller, the Purchaser or the Trustee of a breach of any of the representations and warranties incorporated by reference in Section 2.01 hereof, irrespective of any limitation in such representation or warranty regarding the knowledge of the Mortgage Loan Seller, which materially and adversely affects the value of the Subsequent Mortgage Loans or the interests of the Purchaser or the Trustee (or which materially and adversely affects the interests of the Purchaser or the Trustee in the related Subsequent Mortgage Loan in the case of a representation and warranty relating to a particular Subsequent Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of its discovery or its receipt of notice of any such breach, the Mortgage Loan Seller shall (i) cure such breach, or (ii) substitute a Subsequent Mortgage Loan if permitted to do so by the provisions of Section 2.03 below, or
(iii) if the breach relates to a particular Subsequent Mortgage Loan, repurchase such Subsequent Mortgage Loan from the Trustee or the Purchaser, as appropriate, at a price equal to the Purchase Price, or (iv) if the breach relates to a breach of a representation or warranty regarding the Subsequent Mortgage Loans as a whole, repurchase Subsequent Mortgage Loans selected by the Purchaser (or its designee) such that the representations and warranties with respect to the Subsequent Mortgage Loans as a whole are materially correct, from the Trustee or the Purchaser, as appropriate, at the Purchase Price therefor, so long as such repurchase is in accordance with the Pooling and Servicing Agreement. Any such repurchase shall be accomplished by payment to the Master Servicer or deposit in the Certificate Account of the Purchase Price (after deducting therefrom any amounts received in respect of such repurchased Subsequent Mortgage Loan and being held in the Certificate Account for future distribution).

                  SECTION 2.03. Option to Substitute. If the Mortgage Loan Seller would otherwise be required to repurchase any Subsequent Mortgage Loan pursuant to Section 1.04 or 2.02, the Mortgage Loan Seller may, at its option, but only within less than two years of the Closing Date, remove such deficient Subsequent Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such deficient Subsequent Mortgage Loan, in lieu of repurchasing such deficient Subsequent Mortgage Loan. Any substitute Subsequent Mortgage Loan shall (i) have an outstanding principal amount at the time of substitution not in excess of the outstanding principal amount of the deficient Subsequent Mortgage Loan, (ii) have a Mortgage Rate not less than the Mortgage Rate of the deficient Subsequent Mortgage Loan, and not more than one percentage point greater than the Mortgage Rate of the deficient Subsequent Mortgage Loan,
(iii) have a remaining term to maturity not later than, and not more than one year less than, the remaining term to maturity of the deficient Subsequent Mortgage Loan, (iv) be, in the reasonable determination of the Master Servicer, of the same type, quality and character (including location of the Mortgaged Property) as the deficient Subsequent Mortgage Loan as if the breach had not occurred, (v) have a Loan-to-Value Ratio at origination not greater than that of the deficient Subsequent Mortgage Loan, (vi) be, in the reasonable determination of the Master Servicer, in material compliance with the representations and warranties incorporated by reference in Section 2.01 as of the date of substitution and
(vii) if the deficient Subsequent Mortgage Loan for which it is being substituted is not a Balloon Loan, not be a Balloon Loan.

                  The Mortgage Loan Seller shall amend the Subsequent Mortgage Loan Schedule to reflect the withdrawal of the deficient Subsequent Mortgage Loan from this Agreement and the substitution of such substitute Subsequent Mortgage Loan therefor. Upon such amendment, the Mortgage Loan Seller shall be deemed to have made as to such substitute Subsequent Mortgage Loan the representations and warranties incorporated by reference in Section 2.01 as of the date of such substitution, which shall continue so long as any Class A, Class M or Class B Certificate shall remain outstanding or until the Pooling and Servicing Agreement shall have been terminated as therein provided.

                  SECTION 2.04. Action to Ensure Enforceability. The Mortgage Loan Seller shall, at the request of the Purchaser or the Trustee, take all action on its part which is reasonably necessary to ensure the enforceability of a Subsequent Mortgage Loan.


                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

                  SECTION 3.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 3.02. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 3.03. Fees and Expenses. The Mortgage Loan Seller shall pay all costs, fees and expenses incurred in connection with the transactions contemplated hereby. The Mortgage Loan Seller will pay, or arrange for payment of, all recording fees in connection with the transactions contemplated hereby.

                  SECTION 3.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, Chase Funding, Inc., 300 Tice Boulevard, 3rd Floor North, Woodcliff Lake, New Jersey 07675, Attention Structured Finance (ii) in the case of the Mortgage Loan Seller, Chase Manhattan Mortgage Corporation, 343 Thornall Street, Edison, New Jersey 08337, Attention: Structured Finance or (iii) in the case of either of the preceding Persons, such other address as may hereafter be furnished to the other Person in writing by such Person.

                  SECTION 3.05. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Subsequent Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 3.06. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  SECTION 3.07. Place of Delivery. The Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser and shall be deemed to have been made in the State of New York.

                  SECTION 3.08. Agreement of Parties. The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  SECTION 3.09. Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their respective successors and assigns. This Agreement cannot be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of each other party to this Agreement, and any such purported assignment, pledge or hypothecation shall be of no force or effect.

                  SECTION 3.10. Amendment. The Agreement may be amended from time to time by the Mortgage Loan Seller and the Purchaser by written agreement signed by the Mortgage Loan Seller and the Purchaser.

                  SECTION 3.11. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

                   IN WITNESS WHEREOF, the Purchaser and the Mortgage Loan Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CHASE FUNDING, INC.



                                     By:
                                        ---------------------------------------
                                        Name: Eileen A. Lindblom
                                        Title: Vice President


                                     CHASE MANHATTAN MORTGAGE CORPORATION



                                     By:
                                        ---------------------------------------
                                        Name: Eileen A. Lindblom
                                        Title: Vice President

                                    EXHIBIT A


                        SUBSEQUENT MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]